UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 1, 2014

ZAXIS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

6230 Wilshire Blvd., Suite 46, Los Angeles, CA	90048
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (323) 552-9867

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant
Effective September 1, 2014, Zaxis International Inc. (the “Company”) dismissed its independent auditor, McConnell & Jones, LLP ("MCJ").

McConnell & Jones, LLP issued an auditor’s report on the Company's financial statements for the years ended December 31, 2013 and 2012. During the years ended December 31, 2013 and 2012 and subsequent interim periods through September 1, 2014, the date of the dismissal of MCJ, there were no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused MCJ to make reference to the subject matter of the disagreements in connection with the Company's audited financial statement for the years 2013 and 2012 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MCJ with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. MCJ provided a letter, dated September 2, 2014 stating its agreement with such statements, which is included as Exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm as Principal Accountant
Effective September 1, 2014, the Company engaged M&K CPAS, PLLC ("M&K") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Prior to that date, neither the Company nor anyone on its behalf consulted with M&K regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by M&K, nor did M&K provide either a written report or oral advice that M&K concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting.

Item 9.01 Financial Statements and Exhibits.
(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on Change in Certifying Accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Ivo Heiden CEO and Chairman of the Board Ivo Heiden Date: September 4, 2014